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                                                                   EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 27, 1998, in the Registration Statement (Form S-4) and related Prospectus of Teligent, Inc. dated on or about May 21, 1998.

                                                              Ernst & Young LLP

Vienna, Virginia
May 18, 1998